UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): December 14, 2006

PFF BANCORP, INC. (Exact name of registrant as specified in its charter)

Delaware	001-16845	95-4561623
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9337 Milliken Avenue Rancho Cucamonga, CA (Address of principal executive offices)		91730 (Zip Code)

Registrant's telephone number, including area code: (909) 941-5400

Not Applicable (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Item 5.02            Departure of Directors or Principal Officers; Election of Directors;

                            Appointment of Principal Officers.

On December 14, 2006, PFF Bancorp, Inc. announced that Jerald W. Groene, Executive Vice President and Chief Lending Officer of PFF Bank & Trust has announced his intention to retire effective July 3, 2007.

A copy of the press release dated December 14, 2006 is attached as Exhibit 99.1

Item 9.01            Financial Statements and Exhibits.

The following exhibit is filed with this report:

Exhibit No.            Description

99.1	PFF Bancorp, Inc. press release dated December 14, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PFF BANCORP, INC.

	By:	/s/ Gregory C. Talbott
Gregory C. Talbott Senior Executive Vice President, Chief Operating Officer/Chief Financial Officer and Treasurer
Date: December 20, 2006